Exhibit 99.1 INVESTOR PRESENTATION

DISCLAIMERS Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward‐looking statements. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: risks that the pending purchase of three Harrah’s-branded casinos (the “MTA Properties”) pursuant to the transactions described in the Master Transaction Agreement entered into by the Company and Eldorado Resorts, Inc. (“Eldorado”) (the “Eldorado Transaction”) may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents for the pending acquisitions, including the ability to receive, or delays in obtaining, the regulatory and other approvals and/or consents required to consummate the transactions; the terms on which the Company finances the pending transactions, including the source of funds used to finance such transactions; disruptions to the real property and operations of the MTA Properties during the pendency of the closings; risks that the Company may not achieve the benefits contemplated by our pending and recently completed acquisitions of real estate assets (including any expected accretion or the amount of any future rent payments); risks that not all potential risks and liabilities have been identified in the due diligence for our pending and recently completed transactions; the Company's dependence on affiliates of Caesars Entertainment Corporation (“Caesars”), Penn National Gaming, Inc. (“Penn”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), Century Casinos, Inc. (“Century”) and JACK Ohio LLC (“JACK Entertainment”) (and, following the completion of our pending transactions, and the contemplated combination of Caesars and Eldorado by way of a merger of a subsidiary of Eldorado with and into Caesars with Caesars surviving as a wholly owned subsidiary of Eldorado (the “Eldorado/Caesars Combination”), Eldorado (together with Caesars, from and after the completion of the Eldorado/Caesars Combination, “Combined Eldorado/Caesars”) Penn, Hard Rock, Century and JACK Entertainment respectively) as tenants of all of our properties and Caesars, Penn, Hard Rock, Century and JACK Entertainment (and, following the completion of our pending transactions, Combined Eldorado/Caesars, Penn, Hard Rock, Century and JACK Entertainment) or their affiliates as guarantors of the relevant lease payments, and the consequences of any material adverse effect on their respective businesses could have on the Company; the Company's dependence on the gaming industry; the Company's ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust (“REIT”) taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company's tenants to obtain and maintain regulatory approvals in connection with the operation of the Company's properties; the possibility that the Company’s tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases; restrictions on the Company's ability to sell its properties subject to the lease agreements; the Company's indebtedness and ability to service and refinance such indebtedness; the Company's historical and pro forma financial information may not be reliable indicators of its future results of operations and financial condition; limits on the Company's operational and financial flexibility imposed by its debt agreements; and the possibility the Company's separation from Caesars Entertainment Operating Company, Inc. fails to qualify as a tax‐free spin‐off, which could subject the Company to significant tax liabilities. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019, Quarterly Reports on Form 10‐Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC (“CEOC”), the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share, and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of December 31, 2019 unless otherwise indicated. Published February 24, 2020. 2

VICI PROPERTIES COMPANY SNAPSHOT[1]

30 Properties

17 Markets

20k+ Hotel Rooms

1.9mm+ Casino Sq. Ft.

37k+ Gaming Units

760k+ Meeting Space Sq. Ft.

13 Properties Acquired in 7 New Markets

4 New Tenants Since Formation

$200mm+ Non-CZR Rent Acquired

Tenant	% of total initial base rent
Eldorado Resorts / Caesars	83%
Penn National Gaming, Inc.	6%
JACK Entertainment	5%
Hard Rock	3%
Century Casinos	2%

Percentages reflect % of total initial base rent[2].

Acquisition Volume ~$7.6bn

Equity Raised ~$5.9bn

Rent Acquired ~$600mm



$717
$1,136
$1,000
2017
$852
$1,551
$2,117
2018
$4,893
$1,251
$2,601
2019 (2)
Announced Acquisition Volume ($mm)
Equity Raised ($mm)
Run-Rate Ann. Rent ($mm)

VICI

Note: Transactions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction and the pending disposition are also subject to the consummation of the merger of Eldorado with and into Caesars (the "Eldorado/Caesars Combination"). We can provide no assurances that the pending transactions and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.
(1) Pro forma for the pending acquisitions of the MTA Properties, the pending CPLV and Non-CPLV Lease Modifications, and the pending Harrah's Reno disposition. (2) Including the pending Eldorado Transaction.

3

VICI IS THE NEXT GENERATION EXPERIENTIAL REAL ESTATE COMPANY MISSION TO BE AMERICA’S MOST DYNAMIC LEISURE & HOSPITALITY EXPERIENTIAL REAL ESTATE COMPANY VISION WE SEEK TO BE THE REAL ESTATE PARTNER OF CHOICE FOR THE LEADING CREATORS & OPERATORS OF PLACE -BASED, SCALED LEISURE & HOSPITALITY EXPERIENCES WE SEEK TO LEASE PROPERTIES TO TENANTS WITH MARKET - LEADING RELATIONSHIPS WITH HIGH VALUE CONSUMERS OF LEISURE & HOSPITALITY 4

VICI PROVIDES THE OPTIMAL COMBINATION OF: ✓ Sector Revenue Stability Across All Cycles ✓ Long-Term Leases Backed by ✓ In-Place Corporate Rent Acquisition Coverage Opportunities ✓ Potential & Credibility for Substantial Non-Gaming Growth ✓ $21.5bn of Activity Since Emergence(1) ✓ Fully Internalized Governance & Management (1) Represents $7,594 million of closed or announced acquisitions (Harrah’s Las Vegas, Octavius Tower, Harrah’s Philadelphia, Margaritaville Bossier City, Greektown Casino-Hotel, Hard Rock Cincinnati, Century Portfolio, MTA Properties, Non-CPLV, CPLV and HLV lease amendments and JACK Cleveland/Thistledown), $2,600 million secured debt facilities closed in December 2017, $1,000 million of equity private placement raised in December 2017, $1,392 million of initial public offering of equity raised in February 2018, $725 million of equity raised in November 2018, $128 million of equity raised under ATM in Q1 2019, $600 million of increased availability under our existing revolving credit facility closed in May 2019, $2,473 million of equity raised in 5 June 2019, $2,250 million of unsecured notes raised in November 2019, $2,500 million of unsecured notes raised in February 2020 and $200 million of equity raised under ATM in February 2020.

1Portfolio Income: Character & Quality 6

FUNDAMENTAL ADVANTAGES OF OUR EXPERIENTIAL AND GAMING REAL ESTATE PORTFOLIO Diversified High Barriers to Weighted Average Triple Net REIT Revenue Streams Entry Given 1 2 3 4 Lease Term of with 100% from Gaming, Legislative & 33.0 Years as of Occupancy F&B, Retail and Regulatory 12/31/2019 Entertainment Controls Regional Gaming Financial Lack of Near Term Cash Flows Show Significant 7 5 Transparency & 6 Supply Growth in 8 Low Volatility Embedded Strength of Highly Desirable Through All Growth Pipeline Tenants Las Vegas Market Cycles, Including Financial Crisis 7

INCOME FOUNDATION: STRENGTH OF OUR TENANTS

COMBINED ELDORADO/CAESARS[1]

Leading U.S. Gaming Operator

- ~60 Properties
- ~300 F&B Outlets
- ~51,000 Hotel Rooms
- ~4mm Gaming Sq. Ft.
- ~4,000 Table Games
- ~71,000 Slot Machines

✓ **New Entrepreneurial Vigor**

✓ **Decentralized Management with Customer Focus**

✓ **"Best Athlete" Mentality on Talent**

✓ **Proven Track Record of Achieving Synergies**

✓ **Combined Cost Discipline with Revenue Management**

Pro Forma Geographic Exposure and Asset Mix



Eldorado
Caesars



Caesars Today(2)
Leased
40%
45%
Owned
15%
Managed



Combined Eldorado/Caesars(2)
Leased
38%
51%
Owned
11%
Managed

Combined Tenant Will Pay VICI $1,050mm in Rent Annually

VICI

Source: Eldorado public filings

(1) The Eldorado/Caesars Combination is pending completion, subject to closing conditions and regulatory approvals. VICI can provide no assurances that the pending Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all. (2) We have not independently verified this information and present it in accordance with Eldorado's public statements. (2) Represents an asset mix, calculated based on number of properties.

8

INCOME FOUNDATION: STRENGTH OF OUR TENANTS

PENN, HARD ROCK, CENTURY CASINOS & JACK ENTERTAINMENT

PENN NATIONAL GAMING, INC.

Penn National Gaming (NASDAQ: PENN) is the largest U.S. regional gaming operator with a leading portfolio of regional assets

$79.1mm Rent to VICI

41 Properties in 19 Jurisdictions Across the U.S.

193 Food & Beverage Locations

35,000+ Employees



Greektown Casino-Hotel



Margaritaville

Hard Rock

Hard Rock has developed a leading global presence as one of the world's most recognized brands and has achieved an investment grade credit rating

$42.8mm Rent to VICI

245 Branded Hard Rock Venues in 75 Countries

12 Casinos

40,000+ Employees



Hard Rock Cincinnati

CENTURY CASINOS

Century Casinos (NASDAQ: CNTY) is an international gaming company that develops, owns, and operates small to mid-sized casinos in mid-tier markets

$25.0mm Rent to VICI

18 Casinos in 4 Countries and 5 Cruise Ship-Based Casinos

3,500+ Employees



Mountaineer Casino



Century Casino Cape Girardeau



Century Casino Caruthersville

J·A·C·K ENTERTAINMENT

JACK Entertainment is a regional gaming company that is part of the Rock Ventures Family of Companies, currently controlled by Dan Gilbert and affiliates

$65.9mm Rent and $4.5mm Interest Payment to VICI

Rock Ventures also owns Quicken Loans, Bedrock and the Cleveland Cavaliers

4,500+ Employees



JACK Cleveland Casino



JACK Thistledown Racino

Source: Penn and Century public filings, Hard Rock and JACK Entertainment website. We have not independently verified this data and are presenting it in accordance with each company's respective public disclosure.

VICI

9

INCOME DURABILITY THROUGHOUT ECONOMIC CYCLES Gaming Revenue: 50% Less Volatile than S&P 500 Revenue… 300% Peak-to-Trough: 250% Gambling -9% Retail -11% S&P Sales -18% 200% 150% 100% Casino Gambling PCE (1) Retail & Food Service Sales S&P 500 Revenue/Share 50% Q498 Q400 Q402 Q404 Q406 Q408 Q410 Q412 Q414 Q416 …With Demonstrated Durability in Regional Markets… …And Unwavering Demand in Las Vegas(3) Core Commercial Annual Gaming Revenues ($bn)(2) Las Vegas Strip Occupancy 2017: $18.3bn 18.5 100% 2007 Peak: $18.0bn 2007 Peak: 97% 2017: 91% 18.0 90% 17.5 2009 Trough: 80% Peak-to-Trough: -9.5% Peak-to-Trough: -3.9% 87% 17.0 2017 vs Peak: +1.9% 2017 vs Peak: -6.1% 2009 Trough: 2017 vs Trough: +6.0% 2017 vs Trough: +4.1% $17.3bn 16.5 70% 2007 2009 2011 2013 2015 2017 2005 2007 2009 2011 2013 2015 2017 Source: Haver Analytics, Goldman Sachs Global Investment Research, published February 26, 2018; State Gaming Boards, UNLV, Credit Suisse. Credit Suisse Research, Published September 11, 2018; company filings. (1) Refers to the Personal Consumption Expenditures as defined and reported by the U.S. Bureau of Economic Analysis. (2) Core regional markets focus on more mature and representative commercial regional gaming markets, adjusted for adjacent new supply, cannibalization between markets, and excluding genuinely additive supply and destination markets. (3) Represents average occupancy percentage of Wynn, Las Vegas Sands and MGM Las Vegas properties per company filings. 10

INCOME MAGNITUDE AND VALUE

2015 –2020 YTD Single-Asset Real Estate Transactions with NOI > $70 Million



NOI ($MM)
260
240
220
200
180
160
140
120
100
80
60
40
Select Las Vegas Strip Sales & Financings
• The Shops at Crystals sold in 2016 at a 4.5% cap rate
• Town Square Las Vegas sold in 2017 at a 5.3% cap rate
• The Grand Canal Shoppes mortgage debt was refinanced in 2019 at an appraised cap rate of 4.5%
Bellagio
MGM Grand (1)
Mandalay Bay (1)
245 Park Ave, NYC
30 Hudson Yards, NYC
1095 Sixth Ave, NYC (1)
MGM National Harbor, MD
Fashion Show, LV(1)
787 Seventh Ave, NYC
Caesars Palace(2)
Worldwide Plaza, NYC(1)
10 Hudson Yards, NYC(1)
Wind Creek Bethlehem
Harrah's Las Vegas
1285 Sixth Ave, NYC
1515 Broadway, NYC(1)
50 Northern Ave, Boston
1211 Sixth Ave, NYC (1)
2%
3%
4%
5%
6%
7%
8%
9%
Cap Rate (%)
Circle sizes represent relative asset value

VICI

Source: Real Capital Analytics (RCA)
(1) Transaction was for a stake in the property; bubble represents the implied price of 100% interest. (2) Represents incremental rent acquired related to the pending CPLV Lease Modifications as part of the Eldorado Transaction, subject to customary closing conditions and regulatory approvals and the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending transaction and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.

11

2Growth Opportunities

SUBSTANTIAL EMBEDDED RENT GROWTH

Identified Acquisition Pipeline Provides Significant Rent Growth



($ in millions)
Subject to the Closing of the Eldorado/Caesars Combination
Subject to the Closing of the Eldorado/Caesars Combination and Eldorado/Caesars Portfolio Strategy
Illustrative Rent Growth: ~25%
$1,010
$253
Harrah's NEW ORLEANS
Harrah's RESORT ATLANTIC CITY
Harrah's LAUGHLIN
CPLV and Non-CPLV Lease Modifications
$1,263
CAESARS FORUM
INDIANA GRAND RACING · CASINO
Harrah's HOOSIER PARK RACING & CASINO
BALLY'S LAS VEGAS
Paris
Flamingo
THE LINQ
planet hollywood RESORT & CASINO · LAS VEGAS
HORSESHOE. CASINO · BALTIMORE
Current Annual Cash Rent
Eldorado Transaction (Expected Close H1 2020)
Total Rent Including Pending Acquisitions
Illustrative Rent from Caesars Forum Put/Call Option(1)
Illustrative Rent from Centaur Put/Call Options(2)
Illustrative Rent from ROFRs(3)
Total Identified Potential Portfolio
Other Gaming, Leisure, Hospitality & Entertainment Assets

Pipeline Upside Supported by $42Bn Commercial Casino Industry (465 Casinos)

2018 Gross Gaming Revenue Contribution



LV Strip Casinos
$7Bn
Regional Casinos
$35Bn

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.

Source: American Gaming Association, UNLV Center for Gaming Research.

(1) Regarding the Caesars Forum Convention Center, the put option can be exercised between January 1, 2024 and December 31, 2024 at 13.0x and the call option can be exercised between January 1, 2027 and December 31, 2027 at 13.0x. (2) The put/call option on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024; the put/call option will be effective after the closing of the Eldorado/Caesars Combination. (3) The ROFRs are subject to the consummation of the Eldorado/Caesars Combination. Combined Eldorado/Caesars will not have a contractual obligation to sell the properties subject to the ROFRs. Combined Eldorado/Caesars will make an independent financial decision regarding whether to trigger the ROFRs and the Company will make an independent financial decision whether to purchase the applicable properties. The exercise of the ROFR over Horseshoe Baltimore is subject to any consent required from applicable joint venture partners of Caesars.

VICI 13

LAS VEGAS LAND PROVIDES OPPORTUNITY FOR FURTHER GROWTH Unrivaled Opportunity to Deepen the Strip at its Center Treasure Island Wynn VICI has a Put-Call Right Agreement The Mirage The Palazzo on 18 acres for the Caesars Forum Convention Center The Venetian MSG Sphere Caesars Harrah’s Caesars-owned 41 acres Palace The LINQ Flamingo Bally’s VICI-owned 27 acres of land that is part of the Non-CPLV lease Bellagio strategically located adjacent Paris to the LINQ and behind Planet Hollywood The Cosmopolitan Planet Hollywood VICI-owned 7 acres of Strip frontage The Shops at property at Caesars Crystals Palace; part of the CPLV lease ARIA and available for redevelopment Note: Map is illustrative and may not be shown exactly to scale. Denotes VICI’s ROFR properties, subject to the consummation of the Eldorado/Caesars Combination. 14

FRAMEWORK FOR EXPLORING EXPERIENTIAL REAL ESTATE SECTORS LOW CYCLICALITY • Relatively lower cyclicality than other consumer discretionary sectors • Balance between drive-to and fly-to destinations, with drive-to destinations generally being less cyclical • Strong CRM capability, enabling cost-effective demand-building efforts LOW CYCLICALITY and customer activation during economic downturns LOW LOW SECULAR THREAT SECULAR • Not currently and not likely to be subject to the “Amazon effect” VICI seeks to THREAT • Dominated by operators with strong economic performance investigate, validate • Core experiences of sector cannot be achieved at home, work or and potentially invest digitally and require groups of people to share the same place at the in sectors that feature same time FAVORABLE these fundamental SUPPLY / characteristics EXPERIENTIAL DURABILITY & LONGEVITY DEMAND BALANCE • Dominated by operators whose strong customer understanding and innovative capability ensures enduring relevance of experiences EXPERIENTIAL DURABILITY • Core experiences have proven durability & LONGEVITY • Centered around diverse experiences and diverse demographics — not over-exposed to any one experience or demographic FAVORABLE SUPPLY / DEMAND BALANCE • Supply growth is difficult and/or costly to achieve • Supply growth may be subject to regulatory control • Dominated by “rational” competitors not prone to over-investment and thus, over-supply 15

3Capability & Governance

PROVEN AND INDEPENDENT MANAGEMENT TEAM WITH EXPERTISE IN REAL ESTATE, GAMING & HOSPITALITY



EDWARD PITONIAK
Chief Executive Officer

- Former Vice Chairman, Realterm, private-equity leader in institutionalizing industrial real estate sub-asset classes
- Former Independent Director of Ritchie Brothers (NYSE: RBA)
- In 2014 became Managing Director, Acting CEO & Trustee of InnVest, Canada's largest hotel REIT. Became Chairman in 2015. REIT sold to Chinese buyer in 2016, producing 146% cumulative total return during period of leadership
- CEO of CHIP REIT, Canadian hotel REIT with average annual total return of 25% for 4 years. Sold to Canadian pension fund in late 2007, doubling value of the REIT over 4 years
- SVP, Intrawest Resort Operations, then the world's largest ski resort operator/developer
- Received a BA from Amherst College



JOHN PAYNE
President and Chief Operating Officer

- Previously served as CEO of Caesars Entertainment Operating Company, Inc.
- Held multiple roles with Caesars during the course of his career including President of Central Markets and Partnership Development, President of Enterprise Shared Services, President of Central Division, and Atlantic City President
- Previously served as Gulf Coast Regional President of Caesars and Senior Vice President and General Manager of Harrah's New Orleans
- Received an MBA from Northwestern University and a BA from Duke University



DAVID KIESKE
EVP, Chief Financial Officer & Treasurer

- Previously served as Managing Director of Real Estate & Lodging Investment Banking Group at Wells Fargo Securities / Eastdil Secured with a focus on hospitality and leisure
- Worked in Real Estate & Lodging Investment Banking at Citigroup and Bank of America
- Served as Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust, a triple net single tenant office REIT listed on the NYSE
- Previously was a Senior Accountant at Deloitte & Touche as well as Novogradac & Co.
- Received an MBA from University of California Los Angeles and a BS from UC Davis



SAMANTHA GALLAGHER
EVP, General Counsel & Secretary

- Previously served as EVP, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO), a REIT specializing in office and business park properties in the Washington, D.C. region
- Oversaw the negotiation and documentation pertaining to First Potomac Realty Trust's merger with Government Properties Income Trust (NASDAQ: GOV)
- Previously served as a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc and Hogan Lovells US LLP with a focus on representing REITs and financial institutions in capital markets transactions, mergers and acquisitions, joint ventures and strategic investments
- Received a JD from Georgetown University Law Center and an AB from Princeton University

VICI Team Experience

VICI

17

INDEPENDENT AND EXPERIENCED BOARD OF DIRECTORS

✓ 0% PARENT/ TENANT COMPANY OWNERSHIP
✓ INDEPENDENT CHAIRMAN
✓ SEPARATION OF CHAIRMAN & CEO ROLE
✓ ANNUALLY ELECTED BOARD(1)



James Abrahamson*

AFFILIATIONS

BrightView · Interstate · CorePoint Lodging

BIOGRAPHY

- Served as Chairman of Interstate Hotels & Resorts until October 2019
- Previously served as Interstate's CEO from 2011 to March 2017
- Serves as an independent director at CorePoint Lodging and at BrightView Corporation



Diana Cantor

AFFILIATIONS

AIM13 · Domino's · Universal Corporation · Virginia Retirement System · Virginia529 · New York Private Bank & Trust

BIOGRAPHY

- Partner with Alternative Investment Management, LLC
- Vice Chairman of the Virginia Retirement System
- Served as an MD with New York Private Bank and Trust
- Serves as a director at Domino's Pizza, Inc. and Universal Corporation



Monica Douglas

AFFILIATIONS

The Coca-Cola Company · Junior Achievement · CoolGirls

BIOGRAPHY

- General Counsel, North America of The Coca-Cola Company
- Previously held the positions of Legal Director of The Coca-Cola Company, South Africa, and VP of Supply Chain and Consumer Affairs of The Coca-Cola Company
- Serves on the Board of Directors of Junior Achievement USA and Cool Girls, Inc.



Elizabeth Holland

AFFILIATIONS

Abbell Associates · Federal Realty Investment Trust · ICSC

BIOGRAPHY

- CEO of Abbell Associates, LLC
- Currently serves as an independent director of Federal Realty Investment Trust
- Serves on the Executive Board and the Board of Trustees of International Council of Shopping Centers



Craig Macnab

AFFILIATIONS

National Retail Properties · American Tower · CF Cadillac Fairview · ddr · ForestCity · Eclipsys

BIOGRAPHY

- Served as Chairman and CEO of National Retail Properties, Inc. from 2008 to April 2017
- Serves as an independent director of American Tower Corporation
- Previously served as director of Eclipsys Corporation from 2008 – 2014, DDR Corp. from 2003 – 2015, and Forest City Realty from 2017 – 2018



Edward Pitoniak

AFFILIATIONS

Realterm · Ritchie Bros. · InnVest · Intrawest · Times Mirror Magazines · SKI

BIOGRAPHY

- CEO of VICI Properties Inc.
- Previously served as Vice Chairman of Realterm
- Former independent director of Ritchie Brother Auctioneers
- Served as Chairman of InnVest from 2015 – 2016



Michael Rumbolz

AFFILIATIONS

Everi · Hard Rock

BIOGRAPHY

- President and CEO of Everi Holdings, Inc.
- Serves as an independent director of Seminole Hard Rock Entertainment, LLC.
- Previously served as Chairman and CEO of Cash Systems, Inc. from 2005 – 2008

* Denotes Chairman of the Board of Directors
(1) Opted out of the Maryland Unsolicited Takeover Act.

VICI
18

STRONG CORPORATE GOVERNANCE HIGHLIGHTED BY INDEPENDENCE FROM TENANTS

	VICI	MGM GROWTH PROPERTIES	GAMING & LEISURE PROPERTIES, INC
Overlapping Directors with Tenant Management	✓ 0	3 of 7	✓ 0
Management Representation on Board	✓ Yes	No	✓ Yes
Parent / Tenant Company Ownership	✓ 0%	64%(1)	5%(2)
Independent Chairman	✓ Yes	No	No(3)
Separation of Chairman & CEO Role	✓ Yes	✓ Yes	No
Staggered Board	✓ No(4)	✓ No	✓ No
Independent Directors	✓ 6	3	✓ 6
Independent Female Directors	✓ 3	0	1

VICI

Source: Company filings

(1) Based on MGP filings. (2) Includes Peter Carlino's (Chairman and CEO of GLPI, Chairman Emeritus of Penn National) ownership of 11.3 million shares. Based on 215.1 million GLPI shares outstanding as of February 18, 2020. (3) Mr. Carlino resigned from his position as Chairman of Penn National Gaming effective June 12, 2019 and was appointed Chairman Emeritus in a non-voting capacity. (4) Opted out of MUTA.

19

Appendix

HIGH QUALITY REAL ESTATE ANCHORED BY ICONIC ASSETS

Caesars Palace Las Vegas


Caesars

Hard Rock Cincinnati


JACK CASINO
Hard Rock

JACK Cleveland


JACK Entertainment


Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Joliet / Hammond
Detroit
Cleveland
Philadelphia
Atlantic City
Cincinnati
Louisville
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans

★ CURRENT PORTFOLIO

★ PENDING ACQUISITIONS

★ PENDING DISPOSITION(1)

★ OWNED GOLF COURSES
- Cascata, Boulder City, NV
- Rio Secco, Henderson, NV
- Grand Bear, Saucier, MS
- Chariot Run, Laconia, IN

★ DESIGNATED PUT-CALL PROPERTIES(2)
- Indiana Grand, Centaur
- Hoosier Park, Centaur
- Caesars Forum Convention Center

★ DESIGNATED ROFR PROPERTIES(3)
- Bally's Las Vegas
- Flamingo Las Vegas
- Paris Las Vegas
- Planet Hollywood
- The LINQ
- Horseshoe Baltimore

Harrah's Lake Tahoe


Caesars

Century Casino Cape Girardeau


isle
Century Casinos

Greektown Casino-Hotel


Penn National Gaming

VICI Continues to Diversify its Rent Base

VICI At Formation


% LV Rent
26%
74%
% Regional Rent

VICI Post Pending Transactions(4)


% LV Rent
31%
69%
% Regional Rent

Note: Transactions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction and the pending disposition are also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending transactions and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.

(1) On December 31, 2019, VICI and Caesars jointly entered into a definitive agreement to sell the Harrah's Reno asset for $50 million to a third party. The proceeds of the transaction shall be split 75% to VICI and 25% to Caesars, while the annual rent payments under the Non-CPLV lease will remain unchanged following completion of the disposition. (2) The put/call option on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024; the put/call option will be effective after the closing of the Eldorado/Caesars Combination. The put option on the Caesars Forum Convention Center can be exercised between January 1, 2024 and December 31, 2024 at 13.0x. The call option on the Caesars Forum Convention Center can be exercised between January 1, 2027 and December 31, 2027 at 13.0x. (3) In respect to the ROFR assets in Las Vegas, the first will be selected from: Flamingo Las Vegas, Bally's Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino, with the second to be one of the previous four plus the LINQ Hotel & Casino. Combined Eldorado/Caesars will not have a contractual obligation to sell the properties subject to the ROFRs and will make independent financial decisions regarding whether to trigger the ROFRs. The ROFRs on these properties will be effective after the closing of the Eldorado/Caesars Combination. (4) Reflects rent acquired from pending acquisitions of the MTA Properties and the pending CPLV and Non-CPLV Lease Modifications.

VICI

21

SHAREHOLDER BASE TRANSFORMATION VICI is Successfully Transforming its Shareholder Base From Foundational Ownership to Institutional REIT, Index & Other Long-Term Holders Leading to a Dedicated Long Term Shareholder Ownership Base Steadily eliminated a sizable equity overhang by successfully reducing ownership by foundational investors, while increasing equity market cap by +158.6% and delivering shareholders total returns of +52.9%, outperforming the RMZ by over +4,081 bps since spin-off(1) $12,000 June 2019 $11,000 22% Public Offering 26% ($21.50) 32% $10,000 November 2018 44% 8% Secondary Offering 52% ($21.00) 59% 57% $9,000 February 2018 IPO 16% ($20.00) 58% $8,000 18% ($mm) 100% $7,000 22% November 2017 22% Market Cap($MM) Private Placement $6,000 ($18.50) 70% 18% 21% 58% 24% 49% $5,000 35% 26% $4,000 24% 21% 18% $3,000 10/6/2017 3/31/2018 3/31/2018 6/30/2018 9/30/2018 12/31/2018 6/30/19 9/30/19 12/31/19 Foundational Investors Index Institutional / REIT Investors Market Cap ($mm) Source: Ipreo Holdings Data, Bloomberg and 13-F filings (1) VICI share price as of October 18, 2017 ($18.50) through December 31, 2019 ($25.55). 22

BALANCE SHEET POSITIONED FOR GROWTH

Capitalization Summary

(Data as of December 31, 2019 unless otherwise indicated)

$ and shares in millions	FY'19
Revolving Credit Facility ($1,000 million capacity)	$0
Term Loan B Facility	2,100
Second Lien Notes[1]	498
Total Secured Debt	**2,598**
Senior Unsecured Notes[1]	2,250
Total Debt	**4,848**
Cash and Cash Equivalents & Short Term Investments	(1,161)
Net Debt	**$3,687**
Total Common Shares Outstanding	461.0
FY 2019 Adjusted EBITDA[2]	847
Total Leverage Ratio	**5.7x**
Net Leverage Ratio[3]	**4.4x**
Weighted Average Interest Rate	*4.9%*

Disciplined Balance Sheet Management[3]

Net Leverage Ratio Progression


8.4x
6.5x
4.7x
Leverage Target:
5.0x – 5.5x
4.4x
Emergence
Initial HLV Acquisition
Post-IPO
FY 2019
3.9x Interest Coverage Ratio(4)

Debt Composition [5]


Floating Rate
2%
Fixed Rate
98%


Secured
54%
Unsecured
46%

VICI

(1) Subsequent to December 31, 2019, the Company issued $2.5 billion of unsecured notes on February 5, 2020 and redeemed in full its 8.00% Second Lien Notes on February 20, 2020. (2) See "Reconciliation from GAAP to Non-GAAP Financial Measures" in the Appendix for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. (3) Net Leverage Ratio calculated as Net Debt divided by Adjusted EBITDA. Emergence Net Leverage Ratio calculated based on $5.2 billion Net Debt and $618 million Adjusted EBITDA ($631 million 2016 PF Adj. EBITDA at Formation further adjusted for incremental estimated independent company G&A of $13 million). Initial HLV Acquisition Net Leverage Ratio calculated based on $4.8 billion Net Debt and $711 million Adjusted EBITDA ($724 million 2016 PF Adj. EBITDA further adjusted for incremental estimated independent company G&A of $13 million). See Appendix to this presentation for the definition and reconciliation to the most comparable GAAP financial measure. (4) Calculated as $847 million FY 2019 Adjusted EBITDA divided by $215 million cash interest expense. (5) Reflects interest rate swap transactions entered into on April 24, 2018 and January 3, 2019. Does not include the $2.5 billion of unsecured notes issued on February 5, 2020 or the redemption in full of the 8.00% Second Lien Notes on February 20, 2020; pro forma total secured debt of 31% and total unsecured debt of 69%.

23

MASTER LEASE AGREEMENTS: TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY

	Non-CPLV & Joliet (2 Leases)[(1)(2)]	Regional Master Lease & Joliet Lease[(3)]	Caesars Palace Las Vegas[(2)]	Harrah's Las Vegas[(2)]	Las Vegas Master Lease[(3)]
Properties Subject to Lease	18 Non-CPLV Properties & Harrah's Joliet	18 Non-CPLV Properties, Harrah's Joliet, MTA Properties	CPLV	HLV	CPLV and HLV
Current Cash Rent	$508.5 Million	$662.5 Million	$207.7 Million	$89.2 Million	$395.4 Million
Current Lease Year	Nov. 1, 2019 – Oct. 31, 2020	Nov. 1, 2019 – Oct. 31, 2020	Nov. 1, 2019 – Oct. 31, 2020	Jan. 1, 2020 – Dec. 31, 2020	Nov. 1, 2019 – Oct. 31, 2020
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter	1.5% in years 2-5 >2% / change in CPI thereafter	>2% / change in CPI beginning in year 2	1% per year for years 2 – 5 and >2% / change in CPI thereafter	>2% / change in CPI
EBITDAR Coverage Floor[(4)]	1.2x beginning in year 8	None	1.7x beginning in year 8	1.6x beginning in year 6	None
Rent Adjustment[(5)]	Year 8: 70% Base / 30% Variable Year 11: 80% Base / 20% Variable	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable
Variable Rent Adjustment Mechanic[(5)]	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7	<u>4% of revenue increase/decrease</u> Year 8: Year 7 less year 0 Year 11: Year 10 less year 7	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10
Term	15-year initial term with four 5-year renewal options	Initial term extended to expire 15-years following closing of the Eldorado/Caesars Combination	15-year initial term with four 5-year renewal options		Initial term extended to expire 15-years following closing of the Eldorado/Caesars Combination
Guarantee	Caesars	Combined Eldorado/Caesars	Caesars	Caesars Resorts Collection	Combined Eldorado/Caesars
Capex	$350mm required over rolling 3-year period at $100mm minimum per year ($84mm allocated to CPLV, $255mm allocated to Non-CPLV and $11mm allocated by the tenant)	Existing capex requirements to be increased in proportion to the overall increase in tenant's net revenue arising from the new properties (measured prior to closing)	$350mm required over rolling 3-year period at $100mm minimum per year ($84mm allocated to CPLV, $255mm allocated to Non-CPLV and $11mm allocated by the tenant)	$171 Million between 2017 and 2021; Capex at 1% of net revenue thereafter	$350mm required over rolling 3-year period at $100mm minimum per year ($84mm allocated to CPLV); $171 Million between 2017 and 2021; Capex at 1% of net revenue thereafter

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frames contemplated, or at all.

(1) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Current Cash Rent is $500.4 million. (2) The information in this column does not reflect the modifications to the Caesars Lease Agreements contemplated in connection with the closing of the Eldorado Transaction. (3) Regional Master Lease reflects $154mm of rent from the pending acquisition of the MTA Properties; Las Vegas Master Lease reflects $98.5mm incremental rent from CPLV and HLV lease modifications, resulting from the Eldorado Transaction. (4) In the event that the EBITDAR to Rent Ratio coverage is below the stated floor, the Escalator of the respective Caesars Lease Agreements will be reduced to such amount to achieve the stated EBITDAR to Rent Ratio coverage, provided that the amount shall never result in a decrease to the prior year's rent. The EBITDAR to Rent Ratio floor is conditioned upon obtaining a favorable private letter ruling from the Internal Revenue Service. The coverage floors, which coverage floors serve to reduce the rent escalators under the Caesars Lease Agreements in the event that the EBITDAR to Rent Ratio coverage is below the stated floor, will be removed upon execution of the amendments to the Caesars Lease Agreements in connection with the closing of the transaction with Eldorado. (5) Rent adjustments in the Pro Forma Regional Master Lease & Joliet Lease and Pro Forma Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017.

VICI

24

MASTER LEASE AGREEMENTS: TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY (CONT'D)

	Margaritaville Bossier City	Greektown	Hard Rock Cincinnati	Century Master Lease	JACK Cleveland/Thistledown Master Lease
Current Cash Rent	$23.5 Million	$55.6 Million	$42.8 Million	$25.0 Million	$65.9 Million
Current Lease Year	Feb. 1, 2020 – Jan. 31, 2021	May 23, 2019 – May 31, 2020	Sept. 20, 2019 – Sept. 30, 2020	Dec. 6, 2019 – Dec. 31, 2020	Jan. 24, 2020 – Jan. 31, 2021
Annual Escalator	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)	1.5% in years 2-4 2.0% / CPI thereafter	1.0% in years 2-3 1.25% / CPI thereafter	1.0% in years 2-3 1.5% in years 4-6 > 1.5% / CPI thereafter
Coverage Floor	Net Revenue to Rent Ratio: 6.1x beginning in year 2	EBITDAR to Rent Ratio: 1.85x beginning in year 2	None[1]	Net Revenue to Rent Ratio: 7.5x beginning in year 6	Net Revenue to Rent Ratio: 4.9x beginning in year 5
Rent Adjustment	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Year 8: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable
Variable Rent Adjustment Mechanic	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7
Term	15-year initial term with four 5-year renewal options				
Guarantee	Penn National Gaming	Penn National Gaming	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC
Capex	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenues	Minimum 1% of Net Gaming Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[2]

VICI

(1) Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (2) Minimum of $30 million includes amounts spent on gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022.

25

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES

The following table reconciles net income to FFO, AFFO and Adjusted EBITDA, and Net Debt to Adjusted EBITDA less incremental G&A for the periods presented.

($ in millions)	At Formation[(1)] – YE December 31, 2016	Post-HLV – YE December 31, 2017[(1)]	Post-IPO – YE December 31, 2017[(1)]	Twelve Months Ended December 31, 2019
Net Income attributable to common stockholders	**$421**	**$583**	**$583**	**$546**
Real estate depreciation	–	–	–	–
Funds From Operations ("FFO")	**$421**	**$583**	**$583**	**$546**
Direct financing and sales-type lease adjustments attributable to common stockholders[(2)]	(52)	(57)	(57)	0
Transaction and acquisition expenses	–	–	–	5
Non-cash stock-based compensation	–	–	–	5
Amortization of debt issuance costs and original issue discount	–	6	6	33
Other depreciation[(3)]	2	2	2	4
Capital expenditures	–	–	–	(2)
Loss on extinguishment of debt	–	–	–	58
AFFO	**$372**	**$534**	**$534**	**$650**
Interest expense, net	257	189	189	195
Income tax expense / (benefit)	2	2	2	2
Adjusted EBITDA	**$631**	**$724**	**$724**	**$847**
Incremental G&A[(4)]	13	13	13	–
Annualized Adjusted EBITDA less incremental G&A[(5)]	**$618**	**$711**	**$711**	**$847**
Total debt (Including Preferred Equity[(6)])	5,217	4,817	4,148	4,848
Cash and cash equivalents[(7)]	56	184	801	1,161
Net Debt	**$5,161**	**$4,633**	**$3,347**	**$3,687**
Net Debt to Adjusted EBITDA less incremental G&A	**8.4x**	**6.5x**	**4.7x**	**4.4x**

VICI

(1) Pro forma for Formation Transactions following Emergence as described in the Prospectus dated January 31, 2018 relating to the Company's initial public offering. For further information, see p.62 thereof, "Unaudited Pro Forma Combined Condensed Financial Information". (2) Represents the non-cash adjustment to recognize fixed amounts due under the Lease Agreements on an effective interest basis at a constant rate of return over the terms of the leases. (3) Represents depreciation related to our golf course operations. (4) Represents midpoint of $12 million to $14 million estimate of general and administrative costs on a consolidated basis, including costs of operating as an independent company, incremental to the $11 million of general and administrative expenses reflected in unaudited pro forma combined statement of operations for the year ended December 31, 2016. (5) Annualized Adjusted EBITDA calculated by taking the quarterly EBITDA value less incremental G&A multiplied by 4. Annualized Adjusted EBITDA for Twelve Months Ended December 31, 2019 represents the last four quarterly EBITDA values. (6) Includes 12 million shares of Series A Preferred Equity with an aggregate liquidation preference of $300 million held by certain of CEOC's creditors and backstop investors. Preferred Equity is no longer outstanding. (7) Cash and Cash Equivalents for the Post-IPO period includes $184 million of cash available on December 31, 2017, per the Form 10-K filed on March 28, 2018, plus $617 million of remaining cash proceeds generated from the completion of the Company's initial public offering on February 1, 2018. Includes Short Term Investments and excludes Restricted Cash.

26

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES The following table reconciles net income to FFO, AFFO and Adjusted EBITDA. Three Months Ended Twelve Months Ended ($ in millions) December 31, 2019 September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2019 Net income attributable to common stockholders $99 $144 $152 $151 $546 Real estate depreciation - - - - - Funds From Operations ("FFO") $99 $144 $152 $151 $546 Direct financing and sales-type lease adjustments 3 3 (2) (2) 0 attributable to common stockholders (1) Transaction and acquisition expenses 0 1 3 1 5 Non-cash stock-based compensation 1 1 1 1 5 Amortization of debt issuance costs and original issue 15 15 2 1 33 discount Other depreciation (2) 1 1 1 1 4 Capital expenditures (0) (1) (0) (1) (2) Loss on extinguishment of debt 58 - - - 58 Adjusted Funds From Operations ("AFFO") $177 $165 $157 $152 $650 Interest expense, net 52 47 49 47 195 Income tax expense / (benefit) 1 0 1 1 2 Adjusted EBITDA $230 $212 $206 $199 $847 (1) Represents the non-cash adjustment to recognize fixed amounts due under the Lease Agreements on an effective interest basis at a constant rate of return over the terms of the leases. (2) Represents depreciation related to our golf course operations. 27

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO direct financing and sales-type lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate and gains (or losses) on debt extinguishment. We calculate Adjusted EBITDA by adding or subtracting from AFFO interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, AFFO and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. 28